Scudder
                                                         Investments(SM)
                                                         [LOGO]

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SECTOR/SPECIALTY
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Scudder Gold Fund




Annual Report
October 31, 2000



The fund seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      18   Consolidated Financial Statements

                      21   Consolidated Financial Highlights

                      23   Notes to Consolidated Financial
                           Statements

                      31   Report of Independent Accountants

                      32   Shareholder Meeting Results

                      33   Officers and Directors

                      34   Investment Products and Services

                      36   Account Management Resources

Scudder Gold Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol SGLDX               fund number 119
Class S                        ticker symbol SCGDX               fund number 019
--------------------------------------------------------------------------------
Date of               o    During a disappointing period for gold and gold
Inception:                 stocks, Class S shares of Scudder Gold Fund posted a
9/2/88                     -20.08% total return over the most recent fiscal year
                           ended October 31, 2000. The fund outperformed the
                           -27.79% average return of its peers as
Total Net                  compiled by Lipper, Inc. during the period.
Assets as of
10/31/00 --           o    Gold dipped below its recent $270-$300 trading
                           range at the close of the period, depressed by a
Class AARP:                strong U.S. dollar and low inflation. Gold-related
$0.02 million              equities continued to be weighed down by the low
                           level of gold prices.
Class S:
$82 million

                      ----------------------------------------------------------
                      Total Returns for Gold, Gold Stocks, and Gold Funds (Periods ended October31, 2000)
                      ----------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)
--------------------------------------------------------------------------------
                                               Six months   Twelve months

Gold bullion, London p.m. fix                     -3.07      -11.38

Toronto Stock Exchange Gold Index                -12.37      -33.41

Salomon/Smith Barney Gold Index                  -16.64      -33.31

Lipper Average for Gold-Oriented Funds           -20.58      -27.79

Class S shares of Scudder Gold Fund              -16.77      -20.08

--------------------------------------------------------------------------------

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

In the face of a strong U.S. dollar and low inflation, gold and gold stocks posted negative performance during Scudder Gold Fund's most recent fiscal year ended October 31, 2000. Class S shares of the fund's -20.08% total return over the period reflected the difficult environment for gold, though the Class S shares outperformed the -27.79% average return of its peers as reported by Lipper, Inc.

Although gold's long-depressed price levels -- and the resulting strain on profitability for many gold producers -- have proved frustrating for many in our market, even a small holding in gold can provide worthwhile "portfolio insurance": In times of significant inflation, when stocks and bonds have significantly underperformed, gold -- a hard asset -- has often maintained its value and outperformed, though past performance doesn't predict what will happen in the future. As a traditional hedge against inflation, gold investments can provide an effective means for protecting the purchasing power of long-term savings. And gold is often viewed as a diversifier because gold's price has not always moved in tandem with other financial assets.

Scudder Gold Fund's portfolio management team, in deciding which types of investments to buy and sell, first considers the relative attractiveness of gold stocks, gold-related investments, and gold bullion, and decides on allocations for each. Their

--------------------------------------------------------------------------------


decisions are based on a number of factors, including changes in supply and demand for gold and broad economic projections. In choosing gold stocks, the fund's managers look for companies with strong management and highly liquid securities. They also look closely at the quality of metals mined by a company, and its production process, balance sheet, and unmined reserves, among other factors. They prefer companies that offer the potential for sustainable above-average revenues or earnings growth and whose market value appears reasonable in light of their business prospects. For more information on Scudder Gold Fund's performance, portfolio strategy, and outlook, please read the Portfolio Management Discussion that begins on page 5.

If you'd like more information regarding Scudder Gold Fund or another Scudder fund, please visit our Web site at www.scudder.com or call 1-800-SCUDDER.


Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Gold Fund

Performance Update
--------------------------------------------------------------------------------

                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE
BELOW.

Scudder Gold Fund -- Class S     S&P 500 Index*

            90    10000             10000
            91     9917             13349
            92     9158             14681
            93    12777             16874
            94    13916             17527
            95    13477             22160
            96    19906             27498
            97    13578             36332
            98     9928             44323
            99    10489             55707
            00     8383             59107

                        Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------


                                               Total Return

Period ended 10/31/2000        Growth of                Average
                                $10,000    Cumulative   Annual
--------------------------------------------------------------------------------
Scudder Gold Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   7,992    -20.08%     -20.08%
--------------------------------------------------------------------------------
5 year                         $   6,220    -37.80%      -9.06%
--------------------------------------------------------------------------------
10 year                        $   8,383    -16.17%      -1.75%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $  10,610      6.10%       6.10%
--------------------------------------------------------------------------------
5 year                         $  26,673    166.73%      21.65%
--------------------------------------------------------------------------------
10 year                        $  59,107    491.07%      19.43%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

Scudder Gold Fund -- Class S
S&PC 500 Index*

                        Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)


                 1991     1992     1993     1994      1995     1996      1997     1998      1999     2000
-----------------------------------------------------------------------------------------------------------
Fund Total
Return (%)        -.82   -7.67     39.53     8.91    -3.16     47.71   -31.79    -26.88     5.65    -20.08
-----------------------------------------------------------------------------------------------------------
Index Total
Return (%)       33.48    9.98     14.94     3.87    26.44     24.09    32.12     21.99    25.68      6.10
-----------------------------------------------------------------------------------------------------------
Net Asset
Value ($)         9.65    8.91     12.27    12.74    11.81     13.64     8.88      6.37     6.73      5.31
-----------------------------------------------------------------------------------------------------------
Income
Dividends ($)       --      --       .15      .34      .14      2.80      .53       .14       --       .09
-----------------------------------------------------------------------------------------------------------
Capital Gains
Distributions ($)   --      --        --      .31      .40       .58      .07        --       --        --
-----------------------------------------------------------------------------------------------------------

       * The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 2000
--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                          The fund held a modest
                                                      cash position at the close
                                                                  of the period.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Equity Holdings             92%
    Cash Equivalents             8%
--------------------------------------------------------------------------------
                               100%
--------------------------------------------------------------------------------


-------------------------------------------------
Quality Distributions
-------------------------------------------------
Tier breakdown of the Fund's common stocks                During the period, the
                                                         fund continued to focus
                                                            on premier and major
                                                                established gold
                                                           producers with strong
                                                          balance sheets and low
                                                               production costs.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Tier I
    Premier gold producing companies    72%
    Tier II
    Major established gold
    producers                           11%
    Tier III
    Junior gold producers with
    medium cost production               3%
    Tier IV Companies with some gold
    production on stream or
    in startup                           5%
    Tier V
    Primarily exploration
    companies with or without
    mineral reserves                     9%
-------------------------------------------------
                                       100%
-------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(68% of Portfolio)                                         The fund continues to
                                                             emphasize companies
                                                                we feel are well
                                                                   positioned to
                                                                   withstand the
                                                            current low level of
                                                                    gold prices.
  1.     Barrick Gold Corp.
         Explorer and producer of gold in North and South America

  2.     De Beers
         Diamond mining

  3.     Placer Dome, Inc.
         Gold, silver and copper mining company

  4.     Anglo American Platinum Corp.
         Producer of platinum

  5.     Kroondal Platinum Mines, Ltd.
         Miner of platinum, palladium and rhodium

  6.     Newmont Mining Corp.
         International gold exploration and mining company

  7.     Lonmin plc
         Miner of platinum, gold and coal

  8.     Impala Platinum Holdings Ltd.
         Platinum, nickel and copper mining

  9.     Homestake Mining Co.
         International gold producer

 10.     Franco-Nevada Mining Corp., Ltd.
         Gold mining company


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 2000


         Dear Shareholders,

         Scudder Gold Fund -- Class S posted a disappointing -20.08% total return over the most recent fiscal year ended October 31, 2000, as the price of gold declined from $299.10 to $264.50 during the period. Class S shares of the fund outperformed the -27.79% return of similar gold and precious metals funds as tracked by Lipper, Inc., as well as the -33.31% return of the Salomon/Smith Barney Gold Index, during the period. Over the 12 months ended October 31, Class S shares of the fund's net asset value declined from $6.73 to $5.31 per share.

         Strong Dollar Negative for Gold

         The strong U.S. dollar was the most important factor weighing down the price of gold during the fund's most recent fiscal year. Gold's weak performance, in turn, was a strong negative for gold stocks. Continuing strength in the dollar meant that there was less pressure on the supply side for higher gold prices since gold producers (though under strain with gold remaining below $300) could earn additional cash with favorable currency exchange rates without increasing production. And any increases in production would, of course, tend to depress already low price levels. On the demand side, retail buyers in countries such as India (traditionally a leading consumer market for gold) purchased significantly less gold during the period because of the strong dollar, putting additional downward pressure on gold prices.

         By the close of the period, many gold stocks were trading at 52-week lows, and gold dipped below its $270-$300 trading range. Over the period, gold's trading range was based on the regular buildup and unwinding of forward sales on commodities exchanges. (In "selling forward," gold producers sell on the open market gold that will not be mined for between six months and four years, similar to "short sales" in the stock market; as with short sales, a forward sale can be canceled through a "buyback" transaction. Gold producers use the forward sales to hedge against falling gold prices and to lock in profits for mining projects.)

         Emphasizing Tiers I and II

         Scudder Gold Fund seeks maximum return by investing in a portfolio of primarily gold-related investments. Over the fund's most recent fiscal year, we continued to focus on Tier I and Tier II gold stocks (see page 8 for a breakdown of the fund's gold-producing companies) -- premier and major established gold producers with strong balance sheets and low production costs. We also continued to emphasize producers that we feel are well positioned to withstand the current low level of gold prices.

         Some Encouraging Signs

         Though they did not have an immediate impact on the prices of gold and gold stocks, we were encouraged by several developments in the gold markets during the period. These include: 1) increasing signs that central banks are curtailing major gold sales. Large gold sales (or announcements of future sales) by central banks over the past several years have repeatedly depressed prices; 2) a number of surprise announcements of mine closures, which tend to decrease the supply of gold and support its price; 3) Placer Dome's decision to discontinue forward sales. Placer, a significant player, has repeatedly held large short positions in the gold market over the years; and 4) several important producers announced prospective mergers: Franco Nevada announced plans to merge with Gold Fields Limited, and Newmont Mining said that it would merge with Battle Mountain Gold. If they go forward, these transactions could improve the performance of certain gold stocks in the short term and lead to a shrinkage in supply and increased efficiencies in the gold market for the future.

         The recent collective effort by the G-7 to weaken the U.S. dollar versus the euro -- if it succeeds -- could lend support to gold and gold stock prices. In addition, the noncommercial short position in gold was 1.9 million ounces as of the end of October. If the dollar falls significantly, we look for a covering rally prompted by those holding significant short positions in gold. Having stated the case for potential upside in gold and gold stocks, we remain cautious, however. A significant upturn in inflation or inflation worry would probably have to take place for gold to rise substantially above its current trading range.

         We believe Scudder Gold Fund remains an appropriate investment for those seeking participation in the world's gold and precious metals markets. Thank you for investing with Scudder.

         Sincerely,

         Your Portfolio Management Team

         /s/ Joann M. Barry                           /s/ Robert D. Hardiman

         Joann M. Barry                               Robert D. Hardiman

         The opinions expressed are those of the portfolio management team as of October 31, 2000, and may not actually come to pass.

--------------------------------------------------------------------------------


         Scudder Gold Fund:
         A Team Approach to Investing

         Scudder Gold Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

         Lead portfolio manager Joann M. Barry joined the Adviser in 1995 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Ms. Barry has 11 years of investment industry experience as an analyst covering the energy, transports, and insurance sectors.

         Portfolio manager Robert D. Hardiman joined the Adviser in 1999. Mr. Hardiman has 27 years of experience as an analyst specializing in the chemical industry.

         Glossary of Investment Terms
--------------------------------------------------------------------------------

Central Bank      A national bank that issues currency, administers monetary policy (including open market operations), holds deposits representing the reserves of other banks, and engages in operations designed to facilitate the conducting of business and the protection of the public interest. In the United
                  States, central banking is a function of the Federal Reserve system.

Diversification   The spreading of risk by putting assets in several categories of assets -- stocks, bonds, money market instruments, and precious metals, for example.

Inflation         An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods.

Liquidity         A stock that is liquid has enough shares outstanding and a sufficiently substantial market capitalization to allow large purchases and sales to occur without causing a significant move in its market price.

Market            The value of a company's outstanding shares of common stock,
Capitalization    determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).

Net Asset         The price per share of a mutual fund based on the sum of the
Value (NAV)       market value of all the securities owned by the fund divided by the number of outstanding shares.

Total Return      The most common yardstick to measure the performance of a
                  fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.



(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     as of October 31, 2000
--------------------------------------------------------------------------------


                                                           Principal
                                                          Amount ($)     Value ($)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Short-Term Investments 7.6%

 Student Loan Marketing Association, Discount Note,                     ----------
    6.45%**, 11/1/2000 (Cost $6,254,000)................. 6,254,000      6,254,000
                                                                        ----------


                                                          Shares
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Common Stocks 92.4%
----------------------------------------------------------------------------------

 Australia 3.6%
 Delta Gold Ltd.* (Emerging junior exploration company
    with important platinum property in Zimbabwe)........   400,000        200,736
 Newcrest Mining Ltd. (Senior gold producer and
    exploration company).................................   400,000        794,580
 Normandy Mining Ltd. (Mining and oil enterprises)....... 4,010,214      1,949,596
 Resolute Ltd.* (Exploration and production of gold and
    other minerals)......................................   700,000         47,570
                                                                        ----------
                                                                         2,992,482
                                                                        ----------
 Bolivia 0.2%
 Corriente Resources, Inc.* (Mining and processing of
gold, bismuth, tin and tungsten in South America)........   181,000        142,566
                                                                        ----------

 Canada 5.6%
 Franco-Nevada Mining Corp., Ltd. (Gold mining
    company).............................................   338,100      3,106,925
 Goldcorp, Inc. "A"* (Owner and operator of gold mines)..   200,000      1,201,181
 Kinross Gold Corp.* (Gold mining company with
    interests in Zimbabwe)...............................   600,000        244,175
 Repadre Capital Corp.* (Junior gold royalty company)....                   50,000
                                                                            63,997
                                                                        ----------
                                                                         4,616,278
                                                                        ----------
 Ghana 0.4%
 Ranger Minerals Ltd.* (Gold producer and exploration
    company in Ghana)....................................   394,238        340,045
                                                                        ----------
 Indonesia 2.9%
 Freeport-McMoRan Copper & Gold, Inc. "A"* (Mining
    company operating in Indonesia)......................   310,000      2,402,500
                                                                        ----------

    The accompanying notes are an integral part of the financial statements.



                                       15

----------------------------------------------------------------------------------

                                                           Shares       Value ($)
----------------------------------------------------------------------------------

 Niger 0.2%
 Etruscan Resources, Inc.* (Exploration and development
 of gold prospect in Niger).............................. 1,040,500        170,742
                                                                        ----------

 Peru 0.1%
 Compania de Minas Buenaventura S.A. "B" (ADR)
    (Mining company).....................................     5,400         69,525
                                                                        ----------

 South Africa 37.0%
 Anglo American Platinum Corp. Ltd. (Platinum mining
    company).............................................   145,000      5,654,329
 AngloGold Ltd. (Holding company for a group of
    companies that mine gold)............................    28,000        795,770
 AngloGold Ltd. (ADR)....................................   124,000      1,782,500
 De Beers Centenary Linked Shares (Diamond mining).......   293,700      8,075,294
 Gold Fields Ltd. (Operator of gold mining,
    development and exploration).........................   697,500      2,074,521
 Gold Fields Ltd. (ADR)..................................   150,000        445,313
 Impala Platinum Holdings Ltd. (Platinum, nickel and
    copper mining).......................................    76,000      3,254,990
 Kroondal Platinum Mines Ltd.* (Miner of platinum,
    palladium, and rhodium).............................. 1,090,000      4,034,369
 Kroondal Platinum Mines Ltd.* (Warrants)................   450,000      1,055,849
 Lonmin plc (Miner of platinum, gold and coal)...........   265,400      3,269,477
                                                                        ----------
                                                                        30,442,412
                                                                        ----------
 United States 3.0%
 Piedmont Mining Co.* (Gold mining and development
    company in the Carolinas) (b)........................ 1,500,000        135,000
 Stillwater Mining Co.* (Mining company).................    68,181      1,977,249
 X-Cal Resources Ltd.* (Gold exploration and mining in
    Nevada and British Columbia) (b)..................... 1,993,286        379,424
                                                                        ----------
                                                                         2,491,673
                                                                        ----------
 West Africa 2.3%
 IAMGOLD Corp.* (Development and funding of precious
    metal mining in West Africa)......................... 1,088,000      1,928,192
                                                                        ----------
 Zimbabwe 0.1%
 Zimbabwe Platinum Mines Ltd.* (Mining company which
    explores for platinum)...............................   248,000         51,857
                                                                        ----------


    The accompanying notes are an integral part of the financial statements.


                                       16





                                                           Shares       Value ($)
----------------------------------------------------------------------------------

 International 37.0%
 Apex Silver Mines Ltd.* (Developer of silver properties
    in South America, Central America and Central Asia)..    48,300        440,738
 Barrick Gold Corp. (Explorer and producer of gold in
    North and South America)............................. 1,048,800     14,027,700
 Battle Mountain Gold Co.* (Gold, silver and copper
    mining and processing)...............................   319,000        438,625
 Homestake Mining Co. (International gold producer)......   758,000      3,126,750
 Itemus, Inc.* (Gold exploration and development
    company with interests in Papua New Guinea,
    Venezuela and Indonesia).............................   283,400        146,955
 Newmont Mining Corp. (International gold exploration
    and mining company)..................................   285,000      3,865,313
 Placer Dome, Inc. (Gold, silver and copper mining
    company).............................................   950,100      7,888,917
 Solitario Resources Corp.* (Precious and base metals
    exploration company primarily in Argentina and Peru).   462,247        306,445
 TVX Gold, Inc.* (Explorer and miner of precious metals
    properties)..........................................   140,000        215,031
                                                                        ----------
                                                                        30,456,474
                                                                        ----------
----------------------------------------------------------------------------------
Total Common Stocks (Cost $86,957,079)                                  76,104,746
----------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $93,211,079) (a)              82,358,746
----------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $100,987,468. At October 31, 2000, net unrealized depreciation for all investment securities based on tax cost was $18,628,722. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $12,546,558 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $31,175,280.

(b)      Affiliated issuers (see Notes to Consolidated Financial Statements).


    The accompanying notes are an integral part of the financial statements.

Consolidated Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Consolidated Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value:
Unaffiliated issuers (cost $90,867,515).........................................   $   81,844,322
Affiliated issuers (cost $2,343,564)............................................          514,424
                                                                                   ----------------
Total investments, at value (cost $93,211,079)..................................       82,358,746
Cash............................................................................           11,545
Receivable for investments sold.................................................          814,741
Receivable for Fund shares sold.................................................          615,609
Due from Adviser................................................................           23,800
                                                                                   ----------------
Total assets....................................................................       83,824,441

Liabilities
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Payable for investments purchased...............................................          895,067
Payable for Fund shares redeemed................................................          561,417
Accrued Directors' fees and expenses............................................           54,088
Accrued reorganization costs....................................................            5,993
Accrued management fee..........................................................           71,524
Other accrued expenses and payables.............................................          277,501
                                                                                   ----------------
Total liabilities...............................................................        1,865,590
---------------------------------------------------------------------------------------------------
Net assets, at value                                                               $   81,958,851
---------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income....................          (26,282)
Net unrealized appreciation (depreciation) on:
  Investments...................................................................      (10,852,333)
  Foreign currency related transactions.........................................              110
Accumulated net realized gain (loss)............................................      (95,377,176)
Paid-in capital.................................................................      188,214,532
---------------------------------------------------------------------------------------------------
Net assets, at value                                                               $   81,958,851
---------------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share ($22,191 / 4,185 shares
   of capital stock outstanding, $.01 par value, 100,000,000 shares of capital     ----------------
   stock authorized)............................................................   $         5.30
                                                                                   ----------------

Class S
NetAsset Value, offering and redemption price per share ($81,936,660 /
   15,441,851 shares of capital stock outstanding, $.01 par value, 100,000,000     ----------------
   shares of capital stock authorized)..........................................   $         5.31
                                                                                   ----------------


    The accompanying notes are an integral part of the financial statements.


                                       18

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Consolidated Statement of Operations for the year ended October 31, 2000
---------------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $84,156)............................   $    1,637,598
Interest........................................................................          426,463
                                                                                   ----------------
Total Income....................................................................        2,064,061
                                                                                   ----------------
Expenses:
Management fee..................................................................          974,563
Services to shareholders........................................................          412,175
Custodian and accounting fees...................................................           92,886
Administrative fee..............................................................           44,318
Auditing........................................................................           54,458
Legal...........................................................................           14,308
Directors' fees and expenses....................................................           78,803
Reports to shareholders.........................................................           42,259
Registration fees...............................................................           35,103
Reorganization fees.............................................................           30,353
Other...........................................................................            9,982
                                                                                   ----------------
Total expenses, before expense reductions.......................................        1,789,208
Expense reductions..............................................................          (23,800)
                                                                                   ----------------
Total expenses, after expense reductions........................................        1,765,408
---------------------------------------------------------------------------------------------------
Net investment income (loss)                                                              298,653
---------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments-- Unaffiliated issuers..............................................          884,928
Foreign currency related transactions...........................................          (39,086)
                                                                                   ----------------
                                                                                          845,842
                                                                                   ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments.....................................................................      (23,658,348)
Foreign currency related transactions...........................................            4,005
                                                                                   ----------------
                                                                                      (23,654,343)
---------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                             22,808,501)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $  (22,509,848)
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Consolidated Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Years Ended October 31,
Increase (Decrease) in Net Assets                                     2000             1999
--------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)..................................    $      298,653  $       58,939
Net realized gain (loss) on investment transactions...........           845,842      (5,180,473)
Net unrealized appreciation (depreciation) on
   investment transactions during the period..................       (23,654,343)     11,324,886
                                                                  --------------- ----------------
Net increase (decrease) in net assets resulting from
operations....................................................       (22,509,848)      6,203,352
                                                                  --------------- ----------------
Distributions to shareholders from:
  Net investment income -- Class S.............................        (1,472,493)             --
                                                                  --------------- ----------------
Fund share transactions:
Proceeds from shares sold.....................................       177,226,990     441,850,053
Reinvestment of distributions.................................         1,377,082              --
Cost of shares redeemed........................................     (188,952,298)   (462,160,899)
                                                                  --------------- ----------------
Net increase (decrease) in net assets from Fund share
   transactions...............................................       (10,348,226)    (20,310,846)
                                                                  --------------- ----------------
Increase (decrease) in net assets.............................       (34,330,567)    (14,107,494)
Net assets at beginning of period.............................       116,289,418     130,396,912
Net assets at end of period (including accumulated
   distributions in excess of net investment income of
   $26,282 and undistributed net investment income of             --------------- ----------------
   $1,191,886, respectively).................................     $   81,958,851  $  116,289,418
                                                                  --------------- ----------------


    The accompanying notes are an integral part of the financial statements.

Consolidated Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-----------------------------------------------------------------------------------
                                                                          2000(a)
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 5.73
                                                                         ----------
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------
  Net investment income (loss) (b)                                           .00(c)
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (.43)
                                                                         ----------
-----------------------------------------------------------------------------------
  Total from investment operations                                          (.43)
-----------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------
  Net investment income                                                      --
-----------------------------------------------------------------------------------
Net asset value, end of period                                           $  5.30
                                                                         ----------
-----------------------------------------------------------------------------------
Total Return (%)                                                           (7.50)**
-----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       .02
-----------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.66*
-----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.11)**
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   15
-----------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(b)   Based on monthly average shares outstanding during the period.

(c)   Less than $.005 per share.

*     Annualized

**    Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements.

Class S (a)

--------------------------------------------------------------------------------------------------------------
                                                          2000(c)  1999(c)  1998(d) 1998(e)  1997(e)  1996(e)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 6.73   $ 6.37  $ 6.65    $10.49  $15.34   $12.86
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (b)                          .02      .00     .00       .00    (.08)    (.09)
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                       (1.35)     .36    (.28)    (3.70)  (2.12)    4.28
                                                         -----------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Total from investment operations                        (1.33)     .36    (.28)    (3.70)  (2.20)    4.19
--------------------------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------------------------
  In excess of net investment income                       (.09)      --      --      (.14)  (2.39)   (1.08)
--------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                               --       --      --        --    (.26)    (.63)
                                                         -----------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Total distributions                                      (.09)      --      --      (.14)  (2.65)   (1.71)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 5.31   $ 6.73  $ 6.37    $ 6.65  $10.49   $15.34
                                                         -----------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Return (%)                                         (20.08)    5.65   (4.21)** (35.45) (17.72)   36.91
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       82      116      130      132     164      173
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            1.84(f)  2.01    2.13*     1.82    1.60     1.50
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             1.81(f)  2.01    2.13*     1.82    1.60     1.50
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   .31      .05    (.08)*     .04    (.62)    (.61)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  15       91     154*       68      39       30
--------------------------------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

(b) Based on monthly average shares outstanding during the period.

(c) Years ended October 31.

(d) Four months ended October 31, 1998. On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.

(e) Years ended June 30.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.76% and 1.76%, respectively (see Notes to Consolidated Financial Statements).

*   Annualized

**  Not annualized

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note G). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective October 2, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not

--------------------------------------------------------------------------------

quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Precious Metals Valuation. Gold, silver, platinum and palladium bullion are valued based on the London Fixing or, if there is no London Fixing available, on the last spot settlement; coins and precious metals other than gold, silver, platinum and palladium bullion are valued at the calculated mean between the most recent bid and asked market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker at the time of valuation.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

--------------------------------------------------------------------------------


Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $87,750,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($25,115,000), October 31, 2006 ($52,412,000) or October 31, 2007
($10,223,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments

--------------------------------------------------------------------------------

in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales

During the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $13,450,813 and $14,314,013, respectively.

C. Related Parties

As described in Note G, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average net assets, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management

--------------------------------------------------------------------------------


Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended October 31, 2000, the fees pursuant to the Agreement and the Management Agreement amounted to $974,563. This was equivalent to an effective annual rate of 1.00% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement, the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period October 2, 2000 through October 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $44,318, all of which is unpaid at October 31, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $315,760, of which $79,276 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $18,226, of which $4,638 is unpaid at October 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $41,044, of which $3,216 is unpaid at October 31, 2000.

Effective October 2, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement. Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $31,206. In addition, a one-time fee of $47,597 was accrued by Class S prior to October 2, 2000 for payment to those Directors not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $23,800 of such costs.

Other Related Parties. Effective October 2, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------


E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates during the year ended October 31, 2000 is as follows:

                                         Purchases      Sales       Dividend
Affiliate                                 Cost ($)    Proceeds ($)  Income ($)  Value ($)
--------------------------------- -----------  ------------ ------------ ----------------
Piedmont Mining Co.                             --           --           --      135,000
X-Cal Resources Ltd.                            --           --           --      379,424
                                                --           --           --      514,424

F.      Investing in Emerging Markets and Gold-Related Securities

Investing in gold-related stocks may involve special risks and considerations, including volatility of gold prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G.      Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations

--------------------------------------------------------------------------------


of the Fund. In addition, after December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

H. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:



                                                                         Year Ended                      Year Ended
                                                                      October 31, 2000                October 31, 1999
                                                               ---------------------------------------------------------------
                                                                 Shares           Dollars          Shares          Dollars
Shares sold
------------------------------------------------------------------------------------------------------------------------------
Class AARP*........................                                   4,636   $       24,708               --  $           --
Class S**..........................                              28,585,777      177,202,282       68,747,856     441,850,053
                                                                              ---------------                  --------------
                                                                              $  177,226,990                   $  441,850,053
                                                                              ---------------                  --------------
Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------------------------------------------------
Class AARP*........................                                      --   $           --               --  $           --
Class S**..........................                                 208,974        1,377,082               --              --
                                                                              ---------------                  --------------
                                                                              $    1,377,082                   $           --
                                                                              ---------------                  --------------
Shares redeemed
------------------------------------------------------------------------------------------------------------------------------
Class AARP*........................                                    (451)  $       (2,332)               -- $           --
Class S**..........................                             (30,622,041)    (188,949,966)     (71,948,981)   (462,160,899)
                                                                              ---------------                  ---------------
                                                                              $ (188,952,298)                  $ (462,160,899)
                                                                              ---------------                  ---------------
Net increase (decrease)
------------------------------------------------------------------------------------------------------------------------------
Class AARP*........................                                   4,185   $       22,376               --  $           --
Class S**..........................                              (1,827,290)     (10,370,602)      (3,201,125)    (20,310,846)
                                                                              ---------------                  ---------------
                                                                              $  (10,348,226)                  $  (20,310,846)
                                                                              ---------------                  ---------------


* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

Report of Independent Accountants
--------------------------------------------------------------------------------

         To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

         In our opinion, the accompanying consolidated statement of assets and liabilities, including the investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Scudder Gold Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

         Boston, Massachusetts                       PricewaterhouseCoopers LLP
         December 20, 2000

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder Gold Fund (the "fund"), a series of Scudder Mutual Funds, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Directors of Scudder Mutual Funds, Inc.

                                  Number of Votes:

   Director                     For               Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.      9,233,760            393,126
   Linda C. Coughlin         9,210,984            415,902
   Dawn-Marie Driscoll       9,230,219            396,667
   Edgar R. Fiedler          9,219,669            407,217
   Keith R. Fox              9,233,871            393,015
   Joan E. Spero             9,211,175            415,711
   Jean Gleason Stromberg    9,221,755            405,131
   Jean C. Tempel            9,224,753            402,133
   Steven Zaleznick          9,216,751            410,135
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.



                                Number of Votes:

                                                         Broker
         For        Against        Abstain             Non-Votes*
--------------------------------------------------------------------------------
      9,271,117     152,416        203,353                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------


 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Director; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Director; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Joann M. Barry*
   o  Vice President

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       34

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
Investments(SM)
[LOGO]

AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com


Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com